                                                                    Exhibit 10.6

                          NOTE MODIFICATION AGREEMENT

          THIS NOTE MODIFICATION AGREEMENT (the "Agreement") is made as of this 7th day of September, 2001, by and among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC., a Delaware corporation (formerly known as AVS/Kratz-Wilde Machine Company ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC., an Arizona corporation (formerly known as Apex Manufacturing, Inc.) ("Apex"), AVS/CAI, INC., a Florida corporation (formerly known as Caribe Aviation, Inc.), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), (each also known individually as a "Borrower" and collectively as the "Borrowers"), and CITICORP USA, INC., a Delaware corporation ("CUSA").

                             PRELIMINARY STATEMENT

          A. The Borrowers are joint and several obligors on that certain Amended and Restated Term Loan Note, dated May 31, 2000, as modified by that certain Note Modification Agreement dated as of February 14, 2001 and that certain letter agreement dated April 17, 2001 (the "Supplemental Term Loan Note"), executed by the Borrowers and made payable to the order of CUSA. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Supplemental Term Loan Note.

          B. The Borrowers have agreed to modify the Supplemental Term Loan Note to confirm the agreements between the Borrower and Holder of the Supplemental Term Loan Note with respect to the release of security therefor.

          NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions herein, the parties hereto agree that no "Collateral" (as defined in the Credit Agreement) may be released without the written consent of the Holder of the Supplemental Term Loan Note.

          It is expressly understood and agreed by the parties hereto that this Agreement merely supplements the terms of the Supplemental Term Loan Note as referenced herein, and is in no way to constitute a novation of the Supplemental Term Loan Note. Except as expressly provided herein, all terms and provisions of the Supplemental Term Loan Note shall remain and continue in full force and effect.

Note Modification Agreement #2

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date and year first above written.


AVIATION SALES DISTRIBUTION        AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By /s/                             By /s/
   --------------------------         -----------------------
 Name:                               Name
 Title:                              Title:


AVS/M-2, INC.                      WHITEHALL CORPORATION


By /s/                             By /s/
   --------------------------         -----------------------
 Name:                               Name
 Title:                              Title:


TRIAD INTERNATIONAL MAINTENANCE    AVS/M-3, INC.
CORPORATION


By/s/                              By /s/
   --------------------------         -----------------------
 Name:                               Name
 Title:                              Title:

                                                                Signature Page 1

AIRCRAFT INTERIOR DESIGN, INC.     AVS/CAI, INC.


By /s/                             By /s/
   --------------------------         -----------------------
 Name:                               Name
 Title:                              Title:


TIMCO ENGINE CENTER, INC.          AVIATION SALES LEASING COMPANY


By /s/                            By /s/
   -------------------------         -----------------------
 Name:                              Name
 Title:                             Title:



Acknowledged as of the 7th
day of September, 2001

CITICORP USA, INC.


By /s/
   -------------------------
  Name:
  Title:

                                                                Signature Page 2

The terms and conditions of the aforesaid Note Modification Agreement are hereby acknowledged and accepted by each of the undersigned guarantors of the payment and performance of the Supplemental Term Loan Note and each such guarantor hereby reaffirms its guarantee of payment and performance of the aforesaid Supplemental Term Loan Note and represents and warrants that no consents, approvals or waivers with respect to the agreements set forth above, which have not been obtained, are required under the terms of the undersigneds' respective material contractual obligations.


AVS/M-1, INC.                     AVIATION SALES PROPERTY
                                  MANAGEMENT CORP.


By /s/                            By /s/
  --------------------------        -------------------------
  Name:                             Name:
  Title:                            Title:


AVIATION SALES FINANCE COMPANY    AERO HUSHKIT CORPORATION


By /s/                            By /s/
  --------------------------        -------------------------
  Name:                             Name:
  Title:                            Title:


TIMCO ENGINEERED SYSTEMS, INC.    HYDROSCIENCE, INC.


By /s/                            By /s/
  --------------------------        -------------------------
  Name:                             Name:
  Title:                            Title:


AVIATION SALES MAINTENANCE,       AVIATION SALES SPS I, INC.
REPAIR & OVERHAUL COMPANY


By /s/                             By /s/
   -------------------------          -----------------------
 Name:                              Name:
 Title:                             Title:

                                                                Signature Page 3

AVIATION SALES COMPANY            AVSRE, L.P.
                                  by Aviation Sales Property
                                   Management Corp., as
                                   General Partner


By /s/                            By /s/
  --------------------------        -------------------------
 Name:                              Name:
 Title:                             Title:

                                                                Signature Page 4